
EVERY DAY
WE STRIVE TO CONNECT,
SERVE AND ENTERTAIN
MILLIONS OF BUZZTIME FANS.
buzztime
SPORTS
FOOTBALL EDITION
buzztime

Safe Harbor

This presentation contains forward-looking statements which reflect management's current views of future events and operations, including but not limited to statements about our growth plans, product and platform development, new revenue, customer development, improved customer and consumer satisfaction and the number of locations, players and games. These statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include the risks of unsuccessful execution or launch of products, platforms or brands, risks associated with customer retention and growth plans, the impact of alternative entertainment options and technologies and competitive products, brands, technologies and pricing, adverse economic conditions, and the regulatory environment, failure of customer and/or player acceptance or demand for new or existing products, lower market acceptance or appeal of both existing and new products and services by particular demographic groups or audiences as a whole, termination of partnership and contractual relationships and technical problems or outages. Please see NTN Buzztime, Inc.'s recent filings with the Securities and Exchange Commission for information about these and other risks that may affect the Company. All forward-looking statements included in this presentation are based on information available to us on the date hereof. These statements speak only as of the date hereof, and except as required by law NTN Buzztime, Inc. does not undertake to publicly update or revise any of its forward-looking statements, even if experience or future changes show that the indicated results or events will not be realized.


buzztime
DELIVERING INTERACTIVE ENTERTAINMENT AND INNOVATIVE DINING TECHNOLOGY TO BARS AND RESTAURANTS IN NORTH AMERICA.
31 YEARS IN HOSPITALITY
9MM REGISTERED PLAYERS
55,000 TABLETS DEPLOYED
136 MM GAMES PLAYED/YEAR

Investment Summary

Strong Brand with 9MM Registered Players

- Leader in entertainment, driving traffic and growth

Recurring Revenue Model

- Multi-year contracts with revenue accretive options

Growing Market with Multiple Sales Channels

- Independent and chain focus, exploring adjacent verticals

Positioned to Scale

- Expanding with existing partners into service segment with order, pay & EMV

Executive Team Background

Successful entrepreneurs and operators with experience growing and monetizing assets

	Companies	Education
 **Ram Krishnan** CEO	GE; ACTIVE network – $1B Sale To PE	CHICAGO BOOTH
 **Allen Wolff** CFO	bd Mongolian Grill; PaySimple – $115M Sale to PE; crowdrise – $91M Sale to GoFundMe	Robert H. Smith School of Business
 **David Miller** SVP Marketing	WB; THQ	UCLA Anderson School of Management

Transforming the Business

- Restructured organization
- Credit facility w/ strong institutional lender
- Improved operations
- Modernizing platform
- Launched multiple new products

BUFFALO WILD WINGS
WINGS. BEER. SPORTS.

Won Buffalo Wild Wings expansion to include Order & Payment & EMV

Positive Operational Improvements

Non-HW Revenue



2015
2016
$6K
$5K
$4K
$4,886
$5,086
$4,942
$5,106
$5,095
$5,301
$5,394
$5,553
Q1
Q2
Q3
Q4

Gross Margin %



2015
2016
100%
80%
60%
40%
20%
0%
54%
63%
45%
66%
47%
68%
49%
65%
Q1
Q2
Q3
Q4

EBITDA*



2015
2016
$1,000
$500
0
$-500
$-1,000
$(1,446)
$(138)
$(1,709)
$38
$(526)
$288
$52
$390
Q1
Q2
Q3
Q4

Trailing 6 Months

- Steady revenue growth
- GM% improvements
- 4 of 5 quarters +EBITDA
- $2.7M RDO
  ~$500K management participation

* A reconciliation from GAAP to EBITDA is in the appendix.

Improving the Guest Experience



waste
Wait for table 5 min
Wait to order 5 min
Wait for food 10-30 min
Wait for check 5 min
Wait for receipt 5 min
Arrive
Sit - 1min
Order – 2min
Eat – 10min
Pay – 2min
Leave – 1min
value

46 Minute Experience: 30 Minutes of Waste, 16 Minutes of Value

Competitively Differentiated

DWELL
(Entertainment)
Trivia, Music, Games
Live entertainment

CONVENIENCE
(Payment)
Mobile, Kiosk, Self-Service


buzztime

LOYALTY
(Engagement)
Programs, Surveys

EFFICIENCY
(Table Turn)
Server handhelds, Order ahead

Market Growth
Creating Buzztime Opportunity

Market Penetration*



5% Adoption

Tablet Growth*



2MM
200K
10K
0
1000000
900000
800000
700000
600000
500000
400000
300000
200000
100000
0
2005
2010
2015
2020

**company estimates based on aggregated industry data*

Long-term Growth Strategy

INDEPENDENT
Chief Need: Value & Price

ENTERPRISE
Chief Need: Order & Pay

ADJACENCIES
Chief Need: Value & Price

SUBSCRIPTION REVENUE	PLAYERS	DATA
Get Profitable	Drive Use	Deliver Insights
PHASE I Profitable growth	**PHASE II** Player growth	**PHASE III** Analytics growth

Market Validated Order & Pay

ORDERING



Expanding Relationships

PAYMENT

EMV CAPABLE

Creating Must haves

INSIGHTS


Guest Satisfaction
4.5
5
4.2
Store 1
Store 2
Store 3


FAST BREAK LUNCH
00:27
TAP WHEN LUNCH ARRIVES

Delivering Results

Expanding Role

Driving Traffic from Outside the Venue


TRIVIA LIVE
Content
Prizing
buzztime
Social
Advertising
Email
Venue
Branding
lyft
FanDuel
FANDANGO
MillerCoors

Activating 9MM Registered Players

Going to Market

buzztime

Enterprise Chains

Direct Channel

Distribution Partners

Heartland

Digital Dining

Buffalo Wild Wings — Wings. Beer. Sports.

Arooga's — Grille House & Sports Bar

Buffalo Wings & Rings

Old Chicago — Pizza & Taproom — Crafted Since 1976

Mason's — Eatery & Pub

Merk's Bar & Grill

Good Ole Days — Sports Grille — Est. 2015

The Draft — Restaurant & Sports Bar

Cheers Park Avenue

Revenue Beyond Subscription

Phase 1
Profitable Subscription & Hardware

71%
Installed base with new technology at Dec. 31, 2016

Current

Phase 2
Player Growth & Direct Monetization

Scaling

Phase 3
Player Growth & Independent Monetization

Scaling



Investment Summary

Strong Brand with 9MM Registered Players

- Leader in entertainment, driving traffic and growth

Recurring Revenue Model

- Multi-year contracts with revenue accretive options

Growing Market with Multiple Sales Channels

- Independent and chain focus, exploring adjacent verticals

Positioned to Scale

- Expanding with existing partners into service segment with order, pay & EMV


CRAFTING THE FUTURE
OF INTEGRATED FUN
buzztime

Appendix

Non-GAAP Measures

To supplement the consolidated financial disclosures and statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (GAAP), Buzztime uses certain non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization, or EBITDA. We compute EBITDA by excluding from net profit (or loss) the impact of the following: (a) depreciation and amortization expense; (b) interest expense, net; and (c) provision for income taxes. The non-GAAP financial measure is used in evaluating financial results as well as for internal resource management, planning and forecasting purposes. This non-GAAP financial measure is not intended to represent a measure of performance in accordance with GAAP. Nor should this non-GAAP financial measure be considered as an alternative to statements of cash flows as a measure of liquidity. This non-GAAP financial measure is included herein because we believe it is a measure of operating performance that financial analysts, lenders, investors and other interested parties find to be a useful tool for analyzing companies like us that carry significant levels of non-cash depreciation and amortization charges in comparison to their net income or loss calculated in accordance with GAAP.

Buzztime defines EBITDA as earnings before interest, taxes, depreciation and amortization. EBITDA is not intended to represent a measure of performance in accordance with GAAP, nor should EBITDA be considered as an alternative to statements of cash flows as a measure of liquidity. EBITDA is included herein because management believes it is a measure of operating performance that financial analysts, lenders, investors and other interested parties find to be a useful tool for analyzing companies like Buzztime that carry significant levels of non-cash depreciation and amortization charges in comparison to their net income or loss calculation in accordance with GAAP.

Although EBITDA is positive for the fourth quarter of 2016, EBITDA may not be positive in future quarters.

EBITDA Reconciliation

(in $ thousand)	Q1 15	Q2 15	Q3 15	Q4 15
Net loss per GAAP	$(2,263)	$(2,625)	$(1,348)	$ (990)
Interest expense, net	102	182	86	111
Income tax provision (benefit)	14	14	(15)	(1)
Depreciation and amortization	701	720	751	932
EBITDA	**$(1,446)**	**$(1,709)**	**$ (526)**	**$ 52**

(in $ thousand)	Q1 16	Q2 16	Q3 16	Q4 16
Net loss per GAAP	$(1,041)	$ (850)	$ (573)	$ (459)
Interest expense, net	127	153	150	146
Income tax provision (benefit)	19	5	7	7
Depreciation and amortization	757	730	704	696
EBITDA	**$ (138)**	**$ 38**	**$ 288**	**$ 390**